SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No.)


Filed by the Registrant                    [ ]

Filed by a Party other than the Registrant [x]

Check  the  appropriate  box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12

                              GENZYME CORPORATION
                (Name of Registrant as Specified In Its Charter)

                              DR. STEPHEN BURAKOFF
                            DR. ALEXANDER J. DENNER
                               MR. CARL C. ICAHN
                              DR. RICHARD MULLIGAN
                         HIGH RIVER LIMITED PARTNERSHIP
                             HOPPER INVESTMENTS LLC
                                 BARBERRY CORP.
                               ICAHN PARTNERS LP
                         ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                       ICAHN PARTNERS MASTER FUND III LP
                          ICAHN ENTERPRISES G.P. INC.
                        ICAHN ENTERPRISES HOLDINGS L.P.
                                   IPH GP LLC
                               ICAHN CAPITAL L.P.
                                ICAHN ONSHORE LP
                               ICAHN OFFSHORE LP
                                 BECKTON CORP.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (check  the  appropriate  box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                      2010 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                              GENZYME CORPORATION

                              ___________________

                                PROXY STATEMENT

                                       OF

                              DR. STEPHEN BURAKOFF
                            DR. ALEXANDER J. DENNER
                               MR. CARL C. ICAHN
                              DR. RICHARD MULLIGAN
                         HIGH RIVER LIMITED PARTNERSHIP
                             HOPPER INVESTMENTS LLC
                                 BARBERRY CORP.
                               ICAHN PARTNERS LP
                         ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                       ICAHN PARTNERS MASTER FUND III LP
                          ICAHN ENTERPRISES G.P. INC.
                        ICAHN ENTERPRISES HOLDINGS L.P.
                                   IPH GP LLC
                               ICAHN CAPITAL L.P.
                                ICAHN ONSHORE LP
                               ICAHN OFFSHORE LP
                                 BECKTON CORP.

                              ___________________

To Our Fellow Genzyme Shareholders:

     This Proxy Statement and the accompanying GOLD proxy card are being furnished to shareholders ("Shareholders") of Genzyme Corporation, One Kendall Square, Cambridge, Massachusetts 02139 ("Genzyme," "Corporation" or "Company") in connection with the solicitation of proxies by Carl C. Icahn and the Participants (as hereinafter defined), to be used at the 2010 Annual Meeting (the "Annual Meeting") of Shareholders of Genzyme which is scheduled to be held at [ ], on [ ], at [ ], and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Shareholders on or about [ ].

     At the Annual Meeting, the Participants will seek to elect to the Board of Directors ("Board") of Genzyme the following persons (each a "Nominee" and collectively, the "Nominees"):

                              DR. STEPHEN BURAKOFF
                            DR. ALEXANDER J. DENNER
                               MR. CARL C. ICAHN
                              DR. RICHARD MULLIGAN

     Dr. Burakoff is a highly accomplished oncologist. Dr. Mulligan is an internationally known expert in genetics and gene therapy. Dr. Denner has an accomplished record in improving the operations, research and development of biotech companies. Mr. Icahn has an extremely impressive, long record of bringing value to shareholders. The Icahn Parties (as hereinafter defined) believe that these experts, knowledge of science, medicine, finance and business will significantly improve the science and business expertise of the Board of Directors of Genzyme. We also believe that each Nominee is a strong shareholder-oriented individual who will help represent the best interests of Genzyme's shareholders.

     Each of our Nominees has consented to being named in this Proxy Statement and, if elected, to serve as a director.

     Under the proxy rules we may only solicit proxies for our Nominees, which would result in limiting the ability of Shareholders that would like to vote for our Nominees to fully exercise their voting rights to vote for up to a full complement of nine directors. Alternatively, we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Genzyme nominees other than those Genzyme nominees we specify. This would enable a Shareholder who desires to vote for up to a full complement of nine director nominees to use the GOLD proxy card to vote for our Nominees as well as the Genzyme nominees for whom we are seeking authority to vote other than those nominees as to which the Shareholder specifically withholds our authority to vote for. We have determined to nominate a slate of four Nominees, Mr. Icahn, Drs. Burakoff, Denner and Mulligan and are seeking authority to vote for up to all of the Genzyme nominees other than [ ]. As a result, should a Shareholder so authorize us, on the GOLD proxy card, we would cast votes for our four Nominees and up to five Genzyme nominees. None of the Genzyme nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected. Additionally, if Genzyme does not nominate the respective individuals for which we seek authority to vote, our GOLD proxy card will not allow such Shareholder to utilize the GOLD proxy card to vote for such individual.

     THE PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD FOR DR. STEPHEN BURAKOFF, DR. ALEXANDER J. DENNER, MR. CARL C. ICAHN AND DR. RICHARD MULLIGAN AS DIRECTORS.

     The Nominees and each of the other Participants have no interest in Genzyme other than through the beneficial ownership (if any) of shares of Common Stock, par value $.01 per share, of Genzyme (the "Common Stock") or other securities (if any) of Genzyme as disclosed herein, including the Annexes hereto, and in the case of Drs. Burakoff and Mulligan, pursuant to an agreement in which certain affiliates of Carl C. Icahn have agreed to pay each of Drs. Burakoff and Mulligan $25,000 and to indemnify each Nominee (other than Mr. Icahn) with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement").


     DR. STEPHEN BURAKOFF, DR. ALEXANDER J. DENNER, MR. CARL C. ICAHN AND DR. RICHARD MULLIGAN ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL SHAREHOLDERS OF GENZYME. THE PARTICIPANTS URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR DR. STEPHEN BURAKOFF, DR. ALEXANDER J. DENNER, MR. CARL C. ICAHN AND DR. RICHARD MULLIGAN.

                                   IMPORTANT

     According to Genzyme's Proxy Statement, the Bylaws and applicable law, the election of the Nominees requires the affirmative vote of a plurality of the votes cast by the holders of Genzyme's Common Stock at a meeting at which a quorum is present in person or represented by proxy. As a result, your vote is extremely important. We urge you to mark, sign, date, and return the enclosed GOLD proxy card to vote FOR the election of each Nominee.

     WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY GENZYME. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, EXECUTING A VOTE VIA INTERNET OR TELEPHONE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

     If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to cancel your prior given proxy card. You must have written authority from the record owner to vote the shares of Common Stock in its name at the meeting. Contact D.F. King & Co., Inc. at the number shown in this Proxy Statement for assistance or if you have any questions.

     If you have any questions or require any assistance in executing your proxy, please call:

                             D.F. KING & CO., INC.
                  SHAREHOLDERS CALL TOLL-FREE:  (800) 347-4750
                BANKS AND BROKERS CALL COLLECT:  (212) 269-5550

     The Proxy Statement, as well as other proxy materials distributed by the Participants, are available free of charge online at [ ].

     Only holders of record of Genzyme's Common Stock as of the close of business on [ ] (the "Record Date") are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the preliminary proxy statement of Genzyme filed with the Securities and Exchange Commission ("Genzyme's Proxy Statement"), as of the Record Date, there were outstanding [ ] shares of Common Stock. Shareholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of Genzyme held on the Record Date.

     As of the Record Date, the Participants and their affiliates beneficially owned an aggregate of [ ] shares of Common Stock, representing approximately [ ] of the outstanding shares of Common Stock. The Participants and their affiliates intend to vote such shares of Common Stock FOR the election of the Nominees.

     VOTE FOR THE NOMINEES BY USING THE ENCLOSED GOLD PROXY TO VOTE TODAY - BY TELEPHONE, BY INTERNET, OR BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU.

PARTICIPANTS IN SOLICITATION OF PROXIES

     In addition to the Nominees (who are Dr. Stephen Burakoff, Dr. Alexander J. Denner, Mr. Carl C. Icahn and Dr. Richard Mulligan), the participants in the solicitation of proxies (the "Participants") from Shareholders of Genzyme include the following: High River Limited Partnership, a Delaware limited partnership ("High River"), Hopper Investments LLC, a Delaware limited liability company ("Hopper"), Barberry Corp., a Delaware corporation ("Barberry"), Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), Icahn Partners Master Fund LP, a Cayman Islands limited partnership ("Icahn Master"), Icahn Partners Master Fund II LP, a Cayman Islands limited partnership ("Icahn Master II"), Icahn Partners Master Fund III LP, a Cayman Islands limited partnership ("Icahn Master III"), Beckton Corp., a Delaware corporation ("Beckton"), Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings"), IPH GP LLC, a Delaware limited liability company ("IPH"), Icahn Capital LP, a Delaware limited partnership ("IcahnCapital"), Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore").

     Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III (collectively, the "Funds") and High River (together with the Funds, the "Icahn Parties"), are entities controlled by Mr. Icahn. Dr. Denner is an employee and/or officer and/or director of the Icahn Parties and various other entities controlled by Mr. Icahn, and who will participate in soliciting proxies from Genzyme Shareholders. Dr. Denner does not own beneficially any interest in securities of Genzyme. Dr. Denner will not receive any special compensation in connection with such solicitation. In connection with their employment by Mr. Icahn and his affiliated companies, Dr. Denner, among other employees, has a participatory interest in the profits and fees derived by Mr. Icahn and/or his affiliated entities in the Funds. Because only a portion of such profit interests are distributed and because of Dr. Denner's other investments in the Funds, Dr. Denner also has capital accounts in the Funds. Generally, in the aggregate, Dr. Denner's profit interests and capital accounts in the Funds entitle him to less than 2% of the profits generated by the Funds.

     In consideration of providing certain investment advisory, administrative and back office services to the Funds, Icahn Onshore, the general partner of Icahn Partners and Icahn Offshore, the general partner of Icahn Master, Icahn Master II and Icahn Master III, (together, the "General Partners"), are allocated from the Funds on an annual basis (i) special profits interest allocations ranging from 1.5% to 2.5% of the balance in each of the Funds' capital accounts attributable to fee-paying investors but such allocations are made only to the extent that there is sufficient profits to cover such amounts and (ii) incentive allocations, subject to a "Highwater Mark" (whereby the General Partners do not earn incentive allocations during a particular year even though the fund had a positive return in such year until losses in prior periods are recovered), ranging from 15% to 25% of the net profits generated by fee-paying investors of the Funds. Therefore, the amounts received by the General Partners will be affected by the combination of fee-paying assets under management and the investment performance of the Funds (including any increase or decrease in the value of shares of the Corporation). The General Partners are owned by Icahn Capital, which is a subsidiary of Icahn Enterprises L.P., a New York Stock Exchange listed master limited partnership ("Icahn Enterprises"). Carl C. Icahn is the indirect owner of the general partner of Icahn Enterprises and the indirect holder of approximately 92.6% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises and approximately 86.5% of the preferred units in Icahn Enterprises.

     Annex A attached hereto sets forth, as to the Nominees and the other Participants, all transactions in securities of Genzyme effected during the past two years and their beneficial ownership of securities of Genzyme.

     With respect to each Participant (including the Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Genzyme, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant's associates have any arrangement or understanding with any person with respect to (A) any future employment by Genzyme or its affiliates or (B) any future transactions to which Genzyme or any of its affiliates will or may be a party.


PROPOSAL 1 -- ELECTION OF DIRECTORS

     On February 19, 2009 the Icahn Parties delivered a letter to Genzyme, notifying Genzyme that the Icahn Parties intend to nominate and will seek to elect at the Annual Meeting - Dr. Stephen Burakoff, Dr. Alexander J. Denner, Mr. Carl C. Icahn and Dr. Richard Mulligan as members of the board of directors of Genzyme. Each Nominee, if elected, would serve a one-year term and hold office until the 2011 annual meeting of Shareholders and until a successor has been duly elected and qualified. Background information about each of the Nominees is set forth below and the Annexes attached hereto.

     According to Genzyme's Proxy Statement, the Board of Genzyme intends to nominate nine candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting proxies to elect Dr. Stephen Burakoff, Dr. Alexander J. Denner, Mr. Carl C. Icahn and Dr. Richard Mulligan, and to enable Shareholders to vote for the Genzyme nominees other than [ ]. Therefore, should a Shareholder so authorize us, we will cast votes for our four Nominees and up to five Genzyme nominees. None of such Genzyme nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected.

     Mr. Icahn has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as further described in Annex A. Dr. Stephen Burakoff, Dr. Alexander J. Denner and Dr. Richard Mulligan are each party to a Nominee Agreement, substantially in the form attached hereto as Annex B, pursuant to which the Icahn Parties have agreed to pay certain fees to each such Nominee (other than Dr. Denner) and to indemnify each such Nominee with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting. Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement (which, among other things, provides for a payment to Dr. Stephen Burakoff and Dr. Richard Mulligan of $25,000), none of the Nominees will receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. Dr. Stephen Burakoff and Dr. Richard Mulligan have an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement. Dr. Denner has an interest in the election of directors at the Annual Meeting indirectly through his capital accounts and other investments in the Funds.

     The Nominees would not be barred from being considered independent under the independence requirements of The NASDAQ Stock Market, Inc. and the independence standards applicable to Genzyme under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

DR. STEPHEN BURAKOFF, age 67

     Dr. Steven Burakoff's principal occupation is serving as Professor of Medicine, Hematology and Medical Oncology at the Mount Sinai School of Medicine and director of the Tisch Cancer Institute at the Mount Sinai Medical Center, since 2007. Prior to his appointment at Mount Sinai, Dr. Burakoff was the Laura and Isaac Perlmutter Professor, New York University School of Medicine; Director, New York University Cancer Institute; and Director, Skirball Institute of Biomolecular Medicine, New York University School of Medicine, from 2000 to 2007. Previously, Dr. Burakoff was Chair of Pediatric Oncology at the Dana-Farber Cancer Institute; the Margaret M. Dyson Professor of Pediatrics at the Harvard Medical School, and also received an Honorary Master's of Science
Degree from Harvard University. He was the recipient of the first Harvard Medical School Excellence in Mentoring Award. He was also the Ted Williams Senior Investigator at the Dana-Farber Cancer Institute, and he also served as a member of the Board of Trustees of the Dana-Farber Cancer Institute. Dr. Burakoff serves as a member of the External Advisory Committee at: the Cold Spring Harbor Laboratory Cancer Center, the Baylor Medical School Cancer Center, and the Cancer Center of the University of Massachusetts Medical School, the Albert Einstein College of Medicine Cancer Center and the St. Jude's Cancer Center. Dr. Burakoff holds memberships in many professional societies and organizations, including: Alpha Omega Alpha, the American Society of Clinical Investigation, and the Association of American Physicians, and the American Association of Immunologist where he serves as Secretary-Treasurer. He has been an Editor and Associate Editor for numerous journals and author of more than 300 publications in peer-reviewed journals. On May 11, 2009, Dr. Burakoff received the American Association of Immunologists Lifetime Achievement Award. On September 22, 2009, Dr. Burakoff received the Lillian and Henry M. Stratton Professor of Cancer Medicine endowed professorship from the Mount Sinai School of Medicine. Since 2009, Dr. Burakoff has served as a director of Ligand Pharmaceuticals Incorporated, a publicly traded royalty-driven biotechnology company and from 2005 through 2008 served as a director of Pharmacopeia, a publicly traded biopharmaceutical company which was then acquired by Ligand.

     Dr. Burakoff graduated from Lehigh University with a Bachelor of Science degree, received his Master's degree from Queens College, and his M.D. from Albany Medical College. Dr. Burakoff's business address is Tisch Cancer Institute, Mount Sinai School of Medicine, One Gustave L. Levy Place, New York, New York 10029.


DR. ALEXANDER J. DENNER, age 40

     Dr. Denner's principal occupation is serving as Managing Director of entities affiliated with Carl C. Icahn, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III. Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III are private investment funds. Dr. Denner has served in this position since August 2006. From April 2005 to May 2006, Dr. Denner served as a portfolio manager specializing in healthcare investments for Viking Global Investors. Previously, he served in a variety of roles at Morgan Stanley, beginning in 1996, including as portfolio manager of healthcare and biotechnology mutual funds. Dr. Denner was the chairman of the Executive Committee of the Board of Directors of ImClone Systems Incorporated, a publicly traded biopharmaceutical company, and a director of ImClone Systems Incorporated from April 2006 until the company was purchased in December 2008. He served on the Board of Adventrx Pharmaceuticals Inc., a publicly traded biopharmaceutical company from October 2006 to October 2009. In addition, Dr. Denner has served as a director of Biogen Idec Pharmaceuticals, a publicly traded biopharmaceutical company from June, 2009 until the present, as a director of Amylin Pharmaceuticals, Inc., a publicly traded biopharmaceutical company since June 2009, as a director of Enzon Pharmaceuticals, a publicly traded biopharmaceutical company from May 2009 until the present, and as Chairman of the Board of Directors of Enzon Pharmaceuticals from July, 2009 until the present. Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil., and Ph.D. degrees from Yale University. The business address of Dr. Denner is c/o Icahn Associates Corp, 767 Fifth Avenue, Suite 4700, New York, NY 10153.

MR. CARL C. ICAHN, age 74

     Carl C. Icahn has served as chairman of the board and a director of Starfire Holding Corporation ("Starfire"), a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly-owned subsidiary of Icahn Enterprises L.P. ("Icahn Enterprises"), and certain related entities, Mr. Icahn's principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, and Icahn Partners Master Fund III LP. From November 2004 to August 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises. Icahn Enterprises is a diversified holding company engaged in a variety of businesses, including investment management, metals, automotive, real estate, railcar, food/packaging, casino gaming and home fashion. In March 2010, Mr. Icahn was appointed Chairman of the Board of Tropicana Entertainment Inc., which owns and operates a diversified, multi-jurisdictional collection of casino gaming properties. Mr. Icahn was chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. Mr. Icahn has served as chairman of the board and as a director of American Railcar Industries, Inc., a company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, since 1994. From October 1998 through May 2004, Mr. Icahn was the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, which, until February 2008, was a subsidiary of Icahn Enterprises. From September 2000 to February 2007, Mr. Icahn served as the chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the owner and operator of The Sands casino in Atlantic City until November 2006. From September 2006 to November 2008, Mr. Icahn was a director of ImClone Systems Incorporated ("ImClone"), a biopharmaceutical company, and from October 2006 to November 2008, he was the chairman of the board of ImClone. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc., a telecommunications services provider, since February 2006, and of its predecessor from January 2003 to February 2006. Mr. Icahn has served as a director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies since July 1993. From May 2005 to January 2010, Mr. Icahn served as a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment. In October 2005, Mr. Icahn became a director of WestPoint International, Inc., a manufacturer of bed and bath home fashion products. From August 2007 to September 2009, Mr. Icahn was a director of WCI Communities, Inc., a homebuilding company. In December 2007, Mr. Icahn became a director of Federal-Mogul Corporation ("Federal-Mogul"), a supplier of automotive products, and since January 2008, has been the chairman of the board of Federal-Mogul. From August 2008 to October 2009, Mr. Icahn was a director of Yahoo! Inc., a company that provides Internet services to users, advertisers, publishers and developers worldwide. Mr. Icahn received his B.A. from Princeton University. The business address of Mr. Icahn is c/o Icahn Capital LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153.

DR. RICHARD MULLIGAN, age 55

     Dr. Mulligan's principal occupation is serving as the Mallinckrodt Professor of Genetics at Harvard Medical School, and Director of the Harvard Gene Therapy Initiative. Professor Mulligan received his B.S. degree from the Massachusetts Institute of Technology, and his Ph.D. from the Department of Biochemistry at Stanford University School of Medicine. After receiving postdoctoral training at the Center for Cancer Research at MIT, Professor Mulligan joined the MIT faculty and subsequently was appointed Professor of Molecular Biology and Member of the Whitehead Institute for Biomedical Research before moving to Children's Hospital and Harvard in 1996. His honors include the MacArthur Foundation Prize, the Rhodes Memorial Award of the American Association for Cancer Research, the ASMB-Amgen Award, and the Nagai Foundation International Prize.

     Dr. Mulligan served as a director of ImClone System Incorporated, a publicly traded biopharmaceutical company, from September 2006 until November 2008, and as a member of Scientific Advisory Board and Executive Committee. In addition, Dr. Mulligan has served as a director of Biogen Idec Pharmaceuticals, a publicly traded biopharmaceutical company from June 2009 until the present, as a director of Enzon Pharmaceuticals, a publicly traded biopharmaceutical company from May 2009 until the present, and as a director of Cellectis SA, a biotechnology company which specializes in genome engineering, since 2007. He has also served on the National Institutes of Health's Recombinant DNA Advisory Committee and on the U.S. Food and Drug Administration Biological Response Modifiers Advisory Committee. Dr. Mulligan's business address is Harvard Institutes of Medicine Rm 407, 4 Blackfan Circle, Boston, Massachusetts 02115.



     WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF DR. STEPHEN BURAKOFF, DR. ALEXANDER J. DENNER, MR. CARL C. ICAHN AND DR. RICHARD MULLIGAN BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION DR. STEPHEN BURAKOFF, DR. ALEXANDER J. DENNER, MR. CARL C. ICAHN AND DR. RICHARD MULLIGAN AND THE GENZYME NOMINEES OTHER THAN [ ].


OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     According to Genzyme's Proxy Statement, Genzyme is soliciting proxies with respect to five other proposals. Please refer to Genzyme's Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE SHARES OF COMMON STOCK REPRESENTED BY YOUR GOLD PROXY CARD [ ] PROPOSALS [ ] LISTED BELOW.

PROPOSAL 2 -- PROPOSAL TO AMEND 2004 EQUITY INCENTIVE PLAN

     According to the Company's 2010 Preliminary Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to approve an increase of 2,750,000 shares available for issuance under the 2004 Equity Incentive Plan. Please refer to the Company's 2010 Preliminary Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, [ ] this proposal.

PROPOSAL 3 -- PROPOSAL TO AMEND 2009 EMPLOYEE STOCK PURCHASE PLAN

     According to the Company's 2010 Preliminary Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to approve an increase of 1,500,000 shares under the 2009 Employee Stock Purchase Plan. Please refer to the Company's 2010 Preliminary Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, [ ] this proposal.

PROPOSAL 4 -- PROPOSAL TO AMEND 2007 DIRECTOR EQUITY PLAN

     According to the Company's 2010 Preliminary Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to approve the increase of 250,000 shares available for issuance under the 2007 Director Equity Plan. Please refer to the Company's 2010 Preliminary Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, [ ] this proposal.

PROPOSAL 5 -- PROPOSAL TO AMEND AND RESTATE OUR CHARTER

     According to the Company's 2010 Preliminary Proxy Statement, the Company will also solicit proxies with respect to a proposal for Shareholders to approve an amendment to the Company's Restated Articles of Organization to reduce to 40% the percentage of shares required for Shareholders to call a special meeting of Shareholders. Please refer to the Company's 2010 Preliminary Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, [ ] this proposal.

PROPOSAL 6 -- PROPOSAL TO RATIFY SELECTION OF AUDITORS

     According to the Company's 2010 Preliminary Proxy Statement, the Company will also solicit proxies to ratify the selection of PricewaterhouseCoopers LLP to serve as the auditors for the fiscal year ending December 31, 2010. Please refer to the Company's 2010 Preliminary Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, [ ] this proposal.

OTHER PROPOSALS

     The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES

     According to Genzyme's Proxy Statement, the Bylaws and applicable law, holders of shares of Genzyme's Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

     According to Genzyme's Proxy Statement, the Bylaws and applicable law, when the number of nominees timely nominated for election at an annual meeting exceeds the number of directors to be elected at the meeting, the election of directors at such annual meeting is a contested election. In a contested election directors are elected by a plurality of the votes cast by the holders of Genzyme's Common Stock at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Consequently, any shares of Common Stock not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors. A quorum is the presence by person or by proxy of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The shares of Common Stock represented by a proxy marked "withhold" or "abstain" will be considered present at the Annual Meeting for purposes of determining a quorum.

BROKER NON-VOTES

     If you hold your shares of Common Stock through a bank, broker or other nominee and do not provide voting instructions to the record holder of the shares of Common Stock, your shares of Common Stock will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote. In this case, a "broker non-vote" occurs. Shares of Common Stock constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

     The election of directors at the Annual Meeting is a "non-routine matter" and brokers do not have discretionary authority to vote your shares of Common Stock on "non-routine matters." Therefore, unless you provide specific voting instructions to your broker, your broker will not have discretionary authority to vote your shares of Common Stock for the election of directors at the Annual Meeting and your shares of Common Stock will not be voted for the election of directors. If your shares of Common Stock are held in street name, your broker or nominee has enclosed a voting instruction card with this Proxy Statement. We strongly encourage you to vote your shares of Common Stock by following the instructions provided on the voting instruction card.

     According to Genzyme's Proxy Statement, the Bylaws and applicable law, the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve the Amendment to the Restated Articles of Organization. According to Genzyme's Proxy Statement, the Bylaws and applicable law, the approval of each of (i) the amendment to the 2004 Equity Incentive Plan; (ii) the amendment to the 2009 Employee Stock Purchase Plan; (iii) the Amendment to the 2007 Director Equity Plan; and (iv) the ratification of the selection of the Independent Registered Accounting Firm require that the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

     As explained in the detailed instructions on your GOLD proxy card, there are four ways you may vote. You may:

     1. Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting;
     2. Vote via the Internet by following the voting instructions on the GOLD proxy card or the voting instructions provided by your broker, bank or other holder of record.
     3. Vote by telephone by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record; or
     4. Vote in person by attending the Annual Meeting. Written ballots will be distributed to Shareholders who wish to vote in person at the Annual Meeting. If you hold your shares of Common Stock through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

     To submit a proxy with voting instructions by telephone please call the telephone number listed on the GOLD proxy card. Proxies may also be submitted over the Internet. Please refer to the GOLD proxy card for the website information. In each case Shareholders will be required to provide the unique control number which has been printed on each Shareholder's GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step-by-step instructions will be provided by a recorded telephone message for those Shareholders submitting proxies by telephone, or at the designated website for those Shareholders submitting proxies over the Internet. Shareholders submitting their proxies with voting instructions by telephone or over the Internet will receive confirmation on the telephone that their vote by telephone was successfully submitted, and may provide an email address for confirmation that their vote by Internet was successfully submitted.

     Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED (I) FOR DR. STEPHEN BURAKOFF FOR DIRECTOR; (II) FOR DR. ALEXANDER J.
DENNER FOR DIRECTOR; (III) FOR MR. CARL C. ICAHN FOR DIRECTOR (IV) FOR DR. RICHARD MULLIGAN FOR DIRECTOR (V) FOR THE PERSONS WHO HAVE BEEN NOMINATED BY
GENZYME TO SERVE AS DIRECTORS, OTHER THAN [ ]; (VI) [ ] THE AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN; (VII) [ ] THE AMENDMENT TO THE 2009 EMPLOYEE STOCK PURCHASE PLAN; (VIII) [ ] THE AMENDMENT TO THE 2007 DIRECTOR EQUITY PLAN; (IX) [ ]THE AMENDMENT TO THE RESTATED ARTICLES OF ORGANIZATION; (X) [ ]THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM; AND (XI) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


     If you have any questions or require any assistance in executing your proxy, please call:

                             D.F. KING & CO., INC.
                  SHAREHOLDERS CALL TOLL-FREE:  (800) 347-4750
                BANKS AND BROKERAGE FIRMS CALL:  (212) 269-5550

PROXY PROCEDURES

     IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR USE THE GOLD PROXY CARD TO VOTE BY TELEPHONE OR INTERNET.

     The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

     Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Shareholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares of Common Stock after the Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Record Date, or grant a proxy to vote such shares of Common Stock on the GOLD proxy card, even if you sell such shares of Common Stock after the Record Date.

     IF YOUR SHARES OF COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES OF COMMON STOCK AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES

     Any  Shareholder  of  record  may  revoke  or  change  his  or  her  proxy instructions  at  any  time  prior  to  the  vote  at  the  Annual  Meeting  by:

     - submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any white proxy cards which you may have submitted to Genzyme;

     - instructing the Icahn Parties by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card);

     - attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

     - delivering written notice of revocation either to the Icahn Parties c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, or the Corporate Secretary of Genzyme.

     Although a revocation is effective if delivered to Genzyme, the Icahn Parties request that either the original or a copy of any revocation be mailed to the Icahn Parties c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, so that the Icahn Parties will be aware of all revocations.

     IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO GENZYME, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) INSTRUCTING US BY TELEPHONE OR VIA THE INTERNET AS TO HOW YOU
WOULD LIKE YOUR SHARES OF COMMON STOCK VOTED WITH RESPECT TO THE GOLD PROXY CARD, (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (4) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE ICAHN PARTIES OR TO THE CORPORATE SECRETARY OF THE COMPANY.

COST AND METHOD OF SOLICITATION

     Solicitation of proxies shall be made by [   ].

     Pursuant to an Agreement dated [ ] the Icahn Parties have retained D.F. King & Co., Inc. ("D.F. King") to conduct the solicitation, for which D.F. King is to receive [ ]. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that D.F. King will employ up to [ ] persons to solicit proxies from Genzyme Shareholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately [ ] to date, and is estimated to be [ ] in total.

     The Icahn Parties do not intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board of Directors of Genzyme.


ADDITIONAL INFORMATION

     Certain information regarding the securities of Genzyme held by Genzyme's directors, management and 5% Shareholders is contained in Genzyme's Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Shareholders of Genzyme must be received by Genzyme for inclusion in Genzyme's Proxy Statement and form of proxy for that meeting is also contained in Genzyme's Proxy Statement. This information is expected to be contained in Genzyme's public filings. The Participants take no responsibility for the accuracy or completeness of such information contained in Genzyme's public filings.


Date:  [ ]

                                               DR. STEPHEN BURAKOFF
                                               DR. ALEXANDER J. DENNER
                                               MR. CARL C. ICAHN
                                               DR. RICHARD MULLIGAN
                                               HIGH RIVER LIMITED PARTNERSHIP
                                               HOPPER INVESTMENTS LLC
                                               BARBERRY CORP.
                                               ICAHN PARTNERS LP
                                               ICAHN PARTNERS MASTER FUND LP
                                               ICAHN PARTNERS MASTER FUND II LP
                                               ICAHN PARTNERS MASTER FUND III LP
                                               ICAHN ENTERPRISES G.P. INC.
                                               ICAHN ENTERPRISES HOLDINGS L.P.
                                               IPH GP LLC
                                               ICAHN CAPITAL L.P.
                                               ICAHN ONSHORE LP
                                               ICAHN OFFSHORE LP
                                               BECKTON CORP.

                                                                         ANNEX A

                     SECURITY OWNERSHIP OF THE PARTICIPANTS

(1) TITLE OF          (2) NAME OF          (3) AMOUNT OF         (4) PERCENT OF
    CLASS                 BENEFICIAL           BENEFICIAL            CLASS (2)
                          OWNER (1)            OWNERSHIP
    --------              ----------           ----------            ----------
Common Stock, par         High River            2,048,521                [ ]%
value $0.01 per
share ("Shares")
Shares                    Icahn Partners        3,028,633                [ ]%
Shares                    Icahn Master          3,408,443                [ ]%
Shares                    Icahn Master II       1,274,718                [ ]%
Shares                    Icahn Master III        482,289                [ ]%


_________________________
(1) Please note that each record holder listed in this table is, as of the date of this filing, the direct beneficial owner of the Shares set forth under the heading "(3) Amount of Beneficial Ownership" and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading "Description of Beneficial Ownership."
(2) Please note that percentages of ownership set forth in this column were calculated based on the number of Shares stated to be outstanding as of [ ] by the Corporation in the Corporation's [ ].

           DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

     Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton") is the sole stockholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Holdings"). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn ("Mr. Icahn," and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore, Icahn Offshore, the "Beneficial Owners" and each of them a "Beneficial Owner." As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Parties.

     The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and
(ii) Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Partners is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of Icahn Master II is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of Icahn Master III is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of High River is 767 Fifth Avenue, 47th Floor, New York, NY 10153.

     Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master
III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn
Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Each of High River, Icahn Master, Icahn Master II, Icahn Master III, Icahn Partners and High River are primarily engaged in the business of investing in securities.

     The Icahn Parties and Carl C. Icahn may be deemed to beneficially own, in the aggregate, 10,242,604 Shares, representing approximately [ %] of the Corporation's outstanding Shares (based upon the [ ] Shares stated to be outstanding as of the Record Date by the Corporation in the Corporation's Preliminary Proxy filed with the Securities and Exchange Commission on [ ]).

     High River has sole voting power and sole dispositive power with regard to 2,048,521 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 3,028,633 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 3,408,443 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 1,274,718
Shares.  Each  of  Icahn  Offshore,  Icahn  Capital,  IPH, Icahn Holdings, Icahn
Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 482,289 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

     Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 2,048,521 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 3,028,633 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 5,165,450 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

     On January 5, 2001, Reliance Group Holdings, Inc. ("Reliance") commenced an action in the United States District Court for the Southern District of New York against Mr. Icahn, Icahn Associates Corp. and High River alleging that High River's tender offer for Reliance 9% senior notes violated Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiff's motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement. Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff's stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22, 2001.

                            TWO YEAR SUMMARY TABLE:

The following table indicates the date of each purchase and sale of Shares, as well as the exercise of any call options, if any, by the Participants and by Mr. Icahn and his affiliates within the past two years, and the number of shares in each such purchase and sale.

                                                  SHARES PURCHASED/(SOLD)
NAME                          DATE                AND CALL OPTIONS EXERCISED
----                          ----                ------------------------------
High River                  8/19/2009                          8,800
High River                  8/25/2009                        157,475
High River                  8/27/2009                         16,000
High River                  8/28/2009                        117,725
High River                  8/31/2009                         12,600
High River                   9/2/2009                          7,400
High River                   9/8/2009                         30,000
High River                  9/10/2009                         10,000
High River                  9/16/2009                          2,700
High River                  10/1/2009                         20,740
High River                 10/27/2009                         66,000
High River                  11/2/2009                         30,000
High River                 12/21/2009                          8,600
High River                 12/22/2009                          5,000
High River                 12/28/2009                      1,048,830 (3)
High River                  1/28/2010                          9,180
High River                   2/5/2010                         65,400
High River                   2/8/2010                          4,774
High River                   2/9/2010                          2,385
High River                  2/10/2010                         23,792
High River                  2/11/2010                         25,940
High River                  2/12/2010                          4,472
High River                  2/16/2010                        116,000
High River                  2/17/2010                        116,120
High River                  2/18/2010                         81,000
High River                  2/19/2010                         40,000
High River                  2/23/2010                             20
High River                  2/25/2010                         12,508
High River                   3/4/2010                          5,060
Icahn Partners              8/19/2009                         12,050
Icahn Partners              8/25/2009                        215,637
Icahn Partners              8/27/2009                         21,910
Icahn Partners              8/28/2009                        161,204
Icahn Partners              8/31/2009                         17,254
Icahn Partners               9/2/2009                         11,139
Icahn Partners               9/8/2009                         41,175
Icahn Partners              9/10/2009                         13,725
Icahn Partners              9/16/2009                          3,705
Icahn Partners              10/1/2009                         29,874
Icahn Partners             10/27/2009                         90,853
Icahn Partners              11/2/2009                         74,457
Icahn Partners             12/21/2009                         12,380
Icahn Partners             12/22/2009                          7,198
Icahn Partners             12/28/2009                      1,507,035 (4)
Icahn Partners               2/5/2010                        170,634
Icahn Partners               2/8/2010                          7,059
Icahn Partners               2/9/2010                          3,527
Icahn Partners              2/10/2010                         35,182
Icahn Partners              2/11/2010                         38,358
Icahn Partners              2/12/2010                          6,611
Icahn Partners              2/16/2010                        171,528
Icahn Partners              2/17/2010                        171,707
Icahn Partners              2/18/2010                        118,393
Icahn Partners              2/19/2010                         59,120
Icahn Partners              2/23/2010                             29
Icahn Partners              2/25/2010                         18,487
Icahn Partners               3/4/2010                          8,402
Icahn Master                8/19/2009                         14,837
Icahn Master                8/25/2009                        265,515
Icahn Master                8/27/2009                         26,977
Icahn Master                8/28/2009                        198,493
Icahn Master                8/31/2009                         21,244
Icahn Master                 9/2/2009                         12,682
Icahn Master                 9/8/2009                         50,601
Icahn Master                9/10/2009                         16,868
Icahn Master                9/16/2009                          4,554
Icahn Master                10/1/2009                         37,434
Icahn Master               10/27/2009                        111,736
Icahn Master                11/2/2009                         45,543
Icahn Master                11/4/2009                         66,921
Icahn Master               11/13/2009                         75,664
Icahn Master               11/16/2009                        206,077
Icahn Master               11/18/2009                         91,658
Icahn Master               12/21/2009                         14,720
Icahn Master               12/22/2009                          8,559
Icahn Master                 1/5/2010                      1,369,237 (5)
Icahn Master                 2/5/2010                         50,688
Icahn Master                 2/8/2010                          7,945
Icahn Master                 2/9/2010                          3,969
Icahn Master                2/10/2010                         39,595
Icahn Master                2/11/2010                         43,168
Icahn Master                2/12/2010                          7,441
Icahn Master                2/16/2010                        193,041
Icahn Master                2/17/2010                        193,240
Icahn Master                2/18/2010                        137,241
Icahn Master                2/19/2010                         66,615
Icahn Master                2/23/2010                             34
Icahn Master                2/25/2010                         20,829
Icahn Master                 3/4/2010                          5,317
Icahn Master II             8/19/2009                          6,020
Icahn Master II             8/25/2009                        107,728
Icahn Master II             8/27/2009                         10,945
Icahn Master II             8/28/2009                         80,534
Icahn Master II             8/31/2009                          8,621
Icahn Master II              9/2/2009                          4,099
Icahn Master II              9/8/2009                         20,433
Icahn Master II             9/10/2009                          6,809
Icahn Master II             9/16/2009                          1,839
Icahn Master II             10/1/2009                         11,623
Icahn Master II            10/27/2009                         44,516
Icahn Master II             11/4/2009                         19,324
Icahn Master II            11/13/2009                         27,937
Icahn Master II            11/16/2009                         76,091
Icahn Master II            11/18/2009                         33,843
Icahn Master II            11/24/2009                         44,702
Icahn Master II            11/30/2009                         49,668
Icahn Master II             12/3/2009                         56,250
Icahn Master II             12/4/2009                         27,122
Icahn Master II             12/7/2009                         49,222
Icahn Master II             12/8/2009                         36,918
Icahn Master II             12/9/2009                         37,641
Icahn Master II            12/15/2009                         49,223
Icahn Master II            12/16/2009                        116,909
Icahn Master II            12/17/2009                         12,306
Icahn Master II            12/21/2009                          5,291
Icahn Master II            12/22/2009                          3,076
Icahn Master II             1/28/2010                         27,387
Icahn Master II              2/5/2010                         29,014
Icahn Master II              2/8/2010                          2,969
Icahn Master II              2/9/2010                          1,482
Icahn Master II             2/10/2010                         14,794
Icahn Master II             2/11/2010                         16,129
Icahn Master II             2/12/2010                          2,781
Icahn Master II             2/16/2010                         72,128
Icahn Master II             2/17/2010                         72,202
Icahn Master II             2/18/2010                         49,603
Icahn Master II             2/19/2010                         24,856
Icahn Master II             2/23/2010                             12
Icahn Master II             2/25/2010                          7,773
Icahn Master II              3/4/2010                          4,898
Icahn Master III            8/19/2009                          2,293
Icahn Master III            8/25/2009                         41,022
Icahn Master III            8/27/2009                          4,168
Icahn Master III            8/28/2009                         30,667
Icahn Master III            8/31/2009                          3,281
Icahn Master III             9/2/2009                          1,680
Icahn Master III             9/8/2009                          7,791
Icahn Master III            9/10/2009                          2,598
Icahn Master III            9/16/2009                            702
Icahn Master III            10/1/2009                          4,029
Icahn Master III           10/27/2009                         16,895
Icahn Master III           12/21/2009                          2,009
Icahn Master III           12/22/2009                          1,167
Icahn Master III           12/28/2009                        241,572 (6)
Icahn Master III            1/28/2010                          9,332
Icahn Master III             2/5/2010                         11,264
Icahn Master III             2/8/2010                          1,124
Icahn Master III             2/9/2010                            563
Icahn Master III            2/10/2010                          5,599
Icahn Master III            2/11/2010                          6,105
Icahn Master III            2/12/2010                          1,053
Icahn Master III            2/16/2010                         27,303
Icahn Master III            2/17/2010                         27,331
Icahn Master III            2/18/2010                         18,763
Icahn Master III            2/19/2010                          9,409
Icahn Master III            2/23/2010                              5
Icahn Master III            2/25/2010                          2,941
Icahn Master III             3/4/2010                          1,623
_________________________
(3) High River acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.
(4) Icahn Partners acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.
(5) Icahn Master acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.
(6) Icahn Master III acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.


Shares of Common Stock purchased by each of the Icahn Parties are maintained in margin accounts that include positions in securities in addition to the shares. As of [ ], the indebtedness of the margin account of each of High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III was approximately [$ ], [$ ], [$ ], [$ ] and [$ ], respectively.

                                                                         ANNEX A
                                                                  ATTACHMENT 1-A

The following are American call options purchased by the Record Holders, which were written by UBS AG with a $33.25 strike price and an expiration date of November 4, 2011, and which provide for physical settlement. These are further described in the chart set forth below. On December 28, 2009, High River, Icahn Partners and Icahn Master III and on January 5, 2010, Icahn Master, exercised all of their respective call options as further described in the chart below.

                                         NUMBER OF SHARES
NAME                    DATE             SUBJECT TO OPTION             PREMIUM
----                    ----             -----------------             -------
High River            11/04/2009             40,000.00                715,388.00
High River            11/13/2009             45,000.00                781,006.50
High River            11/16/2009            122,560.00              2,036,689.82
High River            11/18/2009             54,512.00                900,091.24
High River            11/24/2009             72,000.00              1,213,646.40
High River            11/30/2009             80,000.00              1,408,896.00
High River            12/02/2009              4,493.00                 79,692.34
High River            12/03/2009             95,000.00              1,658,500.50
High River            12/04/2009             44,080.00                737,387.87
High River            12/07/2009             80,000.00              1,325,744.00
High River            12/08/2009             60,000.00                966,522.00
High River            12/09/2009             61,177.00                970,212.16
High River            12/15/2009             80,000.00              1,283,200.00
High River            12/16/2009            190,008.00              3,003,038.44
High River            12/17/2009             20,000.00                305,080.00
Icahn Partners        11/04/2009             66,516.00              1,189,618.71
Icahn Partners        11/13/2009             65,797.00              1,141,952.99
Icahn Partners        11/16/2009            179,202.00              2,977,960.92
Icahn Partners        11/18/2009             79,706.00              1,316,089.53
Icahn Partners        11/24/2009            105,273.00              1,774,502.74
Icahn Partners        11/30/2009            116,973.00              2,060,034.90
Icahn Partners        12/03/2009            123,029.00              2,147,827.98
Icahn Partners        12/04/2009             63,456.00              1,061,517.35
Icahn Partners        12/07/2009            115,164.00              1,908,474.78
Icahn Partners        12/08/2009             86,372.00              1,391,340.64
Icahn Partners        12/09/2009             88,067.00              1,396,663.36
Icahn Partners        12/15/2009            115,164.00              1,847,230.56
Icahn Partners        12/16/2009            273,527.00              4,323,039.53
Icahn Partners        12/17/2009             28,789.00                439,147.41
Icahn Master          11/24/2009            121,064.00              2,040,679.00
Icahn Master          11/30/2009            134,514.00              2,368,952.96
Icahn Master          12/02/2009             17,972.00                318,769.36
Icahn Master          12/03/2009            179,438.00              3,132,610.66
Icahn Master          12/04/2009             75,454.00              1,262,224.69
Icahn Master          12/07/2009            136,942.00              2,269,375.44
Icahn Master          12/08/2009            102,706.00              1,654,460.14
Icahn Master          12/09/2009            104,720.00              1,660,764.95
Icahn Master          12/15/2009            136,941.00              2,196,533.64
Icahn Master          12/16/2009            325,249.00              5,140,495.40
Icahn Master          12/17/2009             34,237.00                522,251.20
Icahn Master III      11/04/2009              7,239.00                129,467.34
Icahn Master III      11/13/2009             10,602.00                184,005.13
Icahn Master III      11/16/2009             28,870.00                479,758.77
Icahn Master III      11/18/2009             12,841.00                212,028.02
Icahn Master III      11/24/2009             16,961.00                285,898.01
Icahn Master III      11/30/2009             18,845.00                331,883.06
Icahn Master III      12/03/2009             21,283.00                371,556.49
Icahn Master III      12/04/2009             10,288.00                172,101.78
Icahn Master III      12/07/2009             18,672.00                309,428.65
Icahn Master III      12/08/2009             14,004.00                225,586.23
Icahn Master III      12/09/2009             14,279.00                226,452.09
Icahn Master III      12/15/2009             18,672.00                299,498.88
Icahn Master III      12/16/2009             44,348.00                700,911.27
Icahn Master III      12/17/2009              4,668.00                 71,205.67

                                                                         ANNEX A
                                                                  ATTACHMENT 1-B

The following are European put options which were written by the Record Holders to UBS AG and have a $33.25 strike price and an expiration date of November 4, 2011, and provide for cash settlement only and are further described in the chart set forth below. On December 28, 2009, High River, Icahn Partners and Icahn Master III and on January 5, 2010, Icahn Master, exercised all of the call options described in Annex A Attachment 1-A, and upon exercise of the call options, all of the put options described below expired pursuant to their terms.


NAME                    DATE                  QUANTITY        OPTION PREMIUM ($)
----                    ----                  --------        ------------------
High River            11/04/2009             40,000.00              7,153.88
High River            11/13/2009             45,000.00              7,810.07
High River            11/16/2009            122,560.00             20,366.90
High River            11/18/2009             54,512.00              9,000.91
High River            11/24/2009             72,000.00             12,136.46
High River            11/30/2009             80,000.00             14,088.96
High River            12/02/2009              4,493.00                796.92
High River            12/03/2009             95,000.00             16,585.01
High River            12/04/2009             44,080.00              7,373.88
High River            12/07/2009             80,000.00             13,257.44
High River            12/08/2009             60,000.00              9,665.22
High River            12/09/2009             61,177.00              9,702.12
High River            12/15/2009             80,000.00             12,832.00
High River            12/16/2009            190,008.00             30,030.38
High River            12/17/2009             20,000.00              3,050.80
Icahn Partners        11/04/2009             66,516.00             11,896.19
Icahn Partners        11/13/2009             65,797.00             11,419.53
Icahn Partners        11/16/2009            179,202.00             29,779.61
Icahn Partners        11/18/2009             79,706.00             13,160.90
Icahn Partners        11/24/2009            105,273.00             17,745.03
Icahn Partners        11/30/2009            116,973.00             20,600.35
Icahn Partners        12/03/2009            123,029.00             21,478.28
Icahn Partners        12/04/2009             63,456.00             10,615.17
Icahn Partners        12/07/2009            115,164.00             19,084.75
Icahn Partners        12/08/2009             86,372.00             13,913.41
Icahn Partners        12/09/2009             88,067.00             13,966.63
Icahn Partners        12/15/2009            115,164.00             18,472.31
Icahn Partners        12/16/2009            273,527.00             43,230.40
Icahn Partners        12/17/2009             28,789.00              4,391.47
Icahn Master          11/24/2009            121,064.00             20,406.79
Icahn Master          11/30/2009            134,514.00             23,689.53
Icahn Master          12/02/2009             17,972.00              3,187.69
Icahn Master          12/03/2009            179,438.00             31,326.11
Icahn Master          12/04/2009             75,454.00             12,622.25
Icahn Master          12/07/2009            136,942.00             22,693.75
Icahn Master          12/08/2009            102,706.00             16,544.60
Icahn Master          12/09/2009            104,720.00             16,607.65
Icahn Master          12/15/2009            136,941.00             21,965.34
Icahn Master          12/16/2009            325,249.00             51,404.95
Icahn Master          12/17/2009             34,237.00              5,222.51
Icahn Master III      11/04/2009              7,239.00              1,294.67
Icahn Master III      11/13/2009             10,602.00              1,840.05
Icahn Master III      11/16/2009             28,870.00              4,797.59
Icahn Master III      11/18/2009             12,841.00              2,120.28
Icahn Master III      11/24/2009             16,961.00              2,858.98
Icahn Master III      11/30/2009             18,845.00              3,318.83
Icahn Master III      12/03/2009             21,283.00              3,715.56
Icahn Master III      12/04/2009             10,288.00              1,721.02
Icahn Master III      12/07/2009             18,672.00              3,094.29
Icahn Master III      12/08/2009             14,004.00              2,255.86
Icahn Master III      12/09/2009             14,279.00              2,264.52
Icahn Master III      12/15/2009             18,672.00              2,994.99
Icahn Master III      12/16/2009             44,348.00              7,009.11
Icahn Master III      12/17/2009              4,668.00                712.06

                                                                         ANNEX B

                          [FORM OF NOMINEE AGREEMENT]

                         HIGH RIVER LIMITED PARTNERSHIP
                               ICAHN PARTNERS LP
                         ICAHN PARTNERS MASTER FUND LP
                        ICAHN PARTNERS MASTER FUND II LP
                       ICAHN PARTNERS MASTER FUND III LP

                               FEBRUARY 17, 2010

Dear  ___________:


     This will confirm our understanding as follows:

     You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Genzyme Corporation ("Genzyme") in connection with a proxy contest with management of Genzyme in respect of the election of directors of Genzyme at the 2010 Annual
Meeting of Shareholders of Genzyme (the "Annual Meeting"), expected to be held in the Spring of 2010, or a special meeting of shareholders of Genzyme called for a similar purpose (the "Proxy Contest").

     High River Limited Partnership, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP (collectively, "Icahn"), agree to pay the costs of the Proxy Contest.

     In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn intends to nominate you for election at the Annual Meeting, you will be entitled to be paid $25,000 by Icahn unless you are elected to serve as a director of Genzyme at the Annual Meeting or a special meeting of shareholders of Genzyme called for a similar purpose or in connection with a settlement of the Proxy Contest by Icahn and Genzyme, in which case you will not receive any payment from Icahn in connection with the Proxy Contest. Payment to you pursuant to this paragraph, if any, will be made by Icahn, subject to the terms hereof, upon the earliest of (i) the certification of the results of the election in respect of the Proxy Contest, (ii) the settlement of the Proxy Contest by Icahn and Genzyme, or (iii) the withdrawal of the Proxy Contest by Icahn. (7)

     You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Genzyme and for use in creating the proxy material to be sent to shareholders of Genzyme and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Tara L. Keating, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4365, Fax: (212) 688-1158, Email:
tkeating@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Genzyme informing Genzyme that you consent to being nominated by Icahn for election as a director of Genzyme and, if elected, consent to serving as a director of Genzyme. Upon being notified that we have chosen you, we may forward that consent and your completed questionnaire (or summaries thereof) to Genzyme.

________________________
(7)  This paragraph is not contained in Dr. Denner's Nominee Agreement.

     Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Genzyme on the Slate (a "Proceeding") or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys' costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Genzyme's Board of Directors or for any actions taken by you as a director of Genzyme, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn.
Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

     Each of us recognizes that should you be elected to the Board of Directors of Genzyme all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the shareholders of Genzyme and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Genzyme.

     Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

                                          Very  truly  yours,

                                          HIGH  RIVER  LIMITED  PARTNERSHIP


                                          By:  __________________________
                                               Name:  Edward  E.  Mattner
                                               Title:  Authorized  Signatory


                                          ICAHN  PARTNERS  LP


                                          By:  __________________________
                                               Name:  Edward  E.  Mattner
                                               Title:  Authorized  Signatory

                                          ICAHN  PARTNERS  MASTER  FUND  LP


                                          By:  __________________________
                                               Name:  Edward  E.  Mattner
                                               Title:  Authorized  Signatory

                                          ICAHN  PARTNERS  MASTER  FUND  II  LP


                                          By:  __________________________
                                               Name:  Edward  E.  Mattner
                                               Title:  Authorized  Signatory

                                          ICAHN  PARTNERS  MASTER  FUND  III  LP


                                          By:  __________________________
                                               Name:  Edward  E.  Mattner
                                               Title:  Authorized  Signatory

Agreed  to  and  Accepted  as
of  the  date  first  above  written:

__________________________
Name:

                                   IMPORTANT
                                   ---------

     1. If your shares of Common Stock are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, D.F. King & Co., Inc., in the postage-paid envelope provided.

     2. If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares of Common Stock.

     3. If you have already submitted a white proxy card to Genzyme for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominee by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to Genzyme. You may also submit your later-dated proxy by using the enclosed GOLD proxy card to vote by telephone or by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

     If you have any questions or require any assistance in executing your proxy, please call:

                             D.F. KING & CO., INC.
                  STOCKHOLDERS CALL TOLL-FREE:  (800) 347-4750
                BANKS AND BROKERAGE FIRMS CALL:  (212) 269-5550

                              [FORM OF PROXY CARD]
                              GENZYME CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                     [   ]
GOLD PROXY CARD                                                  GOLD PROXY CARD

THIS PROXY IS SOLICITED BY: DR. STEVEN BURAKOFF, DR. ALEXANDER J. DENNER, MR. CARL C. ICAHN, DR. RICHARD MULLIGAN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP AND BECKTON CORP. (THE "PARTICIPANTS")

                                                         VOTING  CONTROL  NUMBER

        THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE
     YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD.
      WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF
                     VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.

TELEPHONE VOTING               INTERNET VOTING               VOTING BY MAIL
This method of voting is      Visit the Internet voting    Simply sign and date
available for residents of    Web site at http:// [ ].     your proxy card and
the U.S. and Canada. On a     Have this proxy card ready   and return it in the
touch tone telephone, call    and follow the instructions  postage-paid envelope
TOLL FREE [ ], 24 hours a     on your screen. You will     to [  ].  If you are
day, 7 days a week. Have      incur only your usual        voting by telephone
this proxy card ready, then   Internet charges. Available  or the Internet,
follow the prerecorded        24 hours a day, 7 days a     please do not mail
instructions. Your vote       week until [ ] p.m.          your proxy card.
will be confirmed and cast    Eastern Daylight Time on
as you have directed.         [ ] 2010.
Available 24 hours a day, 7
days a week until [ ] p.m.
Eastern Daylight Time on
[ ] , 2010.

                   DETACH BELOW AND RETURN USING THE ENVELOPE
                    PROVIDED ONLY IF YOU ARE VOTING BY MAIL.


           YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR MAIL, MUST BE
        RECEIVED NO LATER THAN [ ] TO BE INCLUDED IN THE VOTING RESULTS.
                                  DETACH HERE



                              GENZYME CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                      [ ]
GOLD PROXY CARD                                                  GOLD PROXY CARD
                          THIS PROXY IS SOLICITED BY:
DR. STEVEN BURAKOFF, DR. ALEXANDER J. DENNER, MR. CARL C. ICAHN, DR. RICHARD MULLIGAN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC,BARBERRY CORP., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP AND BECKTON CORP. (THE "PARTICIPANTS")

The undersigned hereby appoints and constitutes each of Alexander J. Denner and [ ] (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of Genzyme Corporation ("Genzyme") to be held on [ ] at [ ] at [ ] local time, and at any adjournment or postponement or continuations thereof (the "Annual Meeting"), hereby revoking any proxies previously given, to vote all shares of Common Stock of Genzyme held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

IF NO DIRECTION IS MADE, THE PERSONS NAMED IN THIS GOLD PROXY CARD WILL VOTE YOUR SHARES: (I) FOR DR. STEPHEN BURAKOFF FOR DIRECTOR; (II) FOR DR. ALEXANDER
J. DENNER FOR DIRECTOR; (III) FOR MR. CARL C. ICAHN FOR DIRECTOR (IV) FOR DR. RICHARD MULLIGAN FOR DIRECTOR (V) FOR THE PERSONS WHO HAVE BEEN NOMINATED BY
GENZYME TO SERVE AS DIRECTORS, OTHER THAN [ ]; (VI) [ ] THE AMENDMENT TO THE 2004 EQUITY INCENTIVE PLAN; (VII) [ ] THE AMENDMENT TO THE 2009 EMPLOYEE STOCK PURCHASE PLAN; (VIII) [ ] THE AMENDMENT TO THE 2007 DIRECTOR EQUITY PLAN; (IX) [ ]THE AMENDMENT TO THE RESTATED ARTICLES OF ORGANIZATION; (X) [ ]THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED ACCOUNTING FIRM; AND (XI) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    THE PROXY STATEMENT, AS WELL AS OTHER PROXY MATERIALS DISTRIBUTED BY THE
           PARTICIPANTS, ARE AVAILABLE FREE OF CHARGE ONLINE AT [   ]
                      SIGN, DATE AND MAIL YOUR PROXY TODAY
               UNLESS YOU HAVE VOTED BY TELEPHONE OR BY INTERNET,
               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)


  IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, TELEPHONE OR MAIL,
  MUST BE RECEIVED NO LATER THAN [  ]  TO BE INCLUDED IN THE VOTING RESULTS.

                 [X]     PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE PARTICIPANTS RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW AND PROPOSALS [ ].

1.  Election of directors -- Nominees:     [ ]             [ ]             [ ]
    (01) Dr. Steven  Burakoff              FOR ALL    WITHHELD FROM      FOR ALL
    (02) Dr. Alexander  J.  Denner         NOMINEES   ALL NOMINEES       EXCEPT
    (03) Mr. Carl  C.  Icahn
    (04) Dr. Richard  Mulligan

    The persons who have been nominated by Genzyme to serve as directors, [ ].

     The Participants are NOT seeking authority to vote for and WILL NOT exercise any authority to vote for [ ]. There is no assurance that any of the Genzyme nominees, will serve as directors if any or all of the Nominees are elected to the Board. You should refer to the proxy statement and form of proxy distributed Genzyme for the names, background, qualifications and other information concerning Genzyme nominees.

     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY GENZYME TO SERVE AS DIRECTORS OTHER THAN [ ] BY WRITING THE NAMES OF SUCH NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).

     ___________________________________________________________________________

2.  A proposal to amend the 2004 Equity            [ ]       [ ]          [ ]
    Incentive Plan to increase the number          FOR     AGAINST      ABSTAIN
    of shares of common stock available
    for issuance under the plan by
    2,750,000  shares.

3.  A proposal to amend the 2009 Employee          [ ]       [ ]          [ ]
    Stock Purchase Plan to increase the            FOR     AGAINST      ABSTAIN
    number of shares of common stock under
    the  plan  by  1,500,000.

4.  A proposal to amend the 2007 Director          [ ]       [ ]          [ ]
    Equity Plan to increase the number of          FOR     AGAINST      ABSTAIN
    shares of common stock available for
    issuance under the plan by 250,000
    shares.

5.  A proposal to amend the Restated               [ ]       [ ]          [ ]
    Articles of Organization to reduce the         FOR     AGAINST      ABSTAIN
    percentage of shares required for
    shareholders to call a special meeting
    of shareholders from 90% to 40%.

6.  A proposal to ratify the audit committee's     [ ]       [ ]          [ ]
    selection of independent auditors for 2010.    FOR     AGAINST      ABSTAIN


    Please  be  sure  to  sign  and  date  this  Proxy.


          -------------------------------------       --------------------------
          SIGNATURE(S)  OF  SHAREHOLDER(S)               DATE


          -------------------------------------       --------------------------
          SIGNATURE(S)  IF  HELD  JOINTLY                DATE


          ----------------------------------------------------------------------
          TITLE,  IF  ANY